UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)  February 3, 2006
                                                     _________________________



                 Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       Pennsylvania                   000-51214                  68-0593604
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                      19145
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (215) 755-1500
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On February 3, 2006, Prudential Bancorp, Inc. of Pennsylvania (the "Company") reported its results of operations for the first quarter ended December 31, 2005.

     For additional information, reference is made to the Company's press release dated February 3, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

Item 8.01 Other Events
          ------------

     On February 3, 2006, the Company issued a press release announcing the preliminary results of its first Annual Meeting of Shareholders.

     For additional information, reference is made to the Company's press release dated February 3, 2006, which is included as Exhibit 99.2 hereto and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:


          Exhibit No.    Description
          ----------     -------------------------------------------

          99.1 Press release regarding results of operations and financial condition, dated February 3, 2006

          99.2 Press release regarding Annual Meeting results, dated February 3, 2006









                                     2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                         By:  /s/ Thomas A. Vento
                              ---------------------------------------------
                              Name:   Thomas A. Vento
                              Title:  President and Chief Executive Officer

Date: February 3, 2006


























                                     3

                              EXHIBIT INDEX



    Exhibit No.       Description
    ----------        ---------------------------------------------------

    99.1 Press release regarding results of operations and financial condition, dated February 3, 2006

    99.2 Press release regarding Annual Meeting results, dated February 3, 2006